EXHIBIT 99.1

CONSENT, JOINDER AND AMENDMENT NO. 2

to

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

CONSENT, JOINDER AND AMENDMENT NO. 2 (this “Amendment”) is entered into as of December 28, 2006, by and among EDGEN CARBON PRODUCTS GROUP, L.L.C., a limited liability company organized under the laws of the State of Louisiana (“Edgen Carbon”), EDGEN ALLOY PRODUCTS GROUP, L.L.C., a limited liability company organized under the laws of the State of Louisiana (“Edgen Alloy” and together with Edgen Carbon, each individually an “Existing Borrower” and collectively, the “Existing Borrowers”), EDGEN CORPORATION, a corporation organized under the laws of the State of Nevada (“Holdings”), and EDGEN LOUISIANA CORPORATION, a corporation organized under the laws of the State of Louisiana (“Sub-Holdings” and together with Holdings, each an “Existing Guarantor” and collectively, the “Existing Guarantors”), the financial institutions which are now or which hereafter become a party to the Loan Agreement (as hereinafter defined) (each a “Lender” and collectively, the “Lenders”) and GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (“GMAC CF”), as agent for Lenders (GMAC CF, in such capacity, the “Agent”).

BACKGROUND

Existing Borrowers, Existing Guarantors, Agent and Lenders are parties to an Amended and Restated Loan and Security Agreement dated as of February 1, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Existing Borrowers with certain financial accommodations.

Pursuant to a merger agreement dated December 27, 2006 (the “Merger Agreement”), Edgen Carbon, Edgen Alloy and Sub-Holdings will be entering into a merger with and into Holdings (the “Merger”). The Loan Parties have requested that Agent and Lenders (i) consent to the Merger; (ii) add Holdings as the sole Borrower under the Loan Agreement and (ii) consent to the change of Holdings’ name (the “Name Change”) to EDGEN MURRAY CORPORATION. Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of each Existing Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof and effective as of the date hereof, Agent and Lenders hereby consent to the (i) Merger, (ii) the amendment of the terms of the corporate organizational documents of Holdings notwithstanding the provisions of the Loan Agreement (the “Holdings Organizational Document Amendment”) and (iii) the Name Change.

3. Joinder.

(a) Holdings is hereby added as a Borrower under the Loan Agreement, and all references to “each Borrower”, “Borrower”, “Borrowers” or similar terms contained in the Loan Agreement or any of the Other Documents shall hereafter refer solely to Holdings as Borrower.

(b) Upon becoming: (i) a Borrower as set forth in clause (a) above, Holdings, by its signature to this Amendment, shall have (x) adopted the Loan Agreement and each of the Other Documents as a Borrower and (y) assumed in full, and acknowledged that it is liable as a Borrower for, the payment, discharge, satisfaction and performance of all Obligations under the Loan Agreement and the Other Documents. Without limiting the generality of the foregoing or of any provisions of the Loan Agreement or Other Documents, in order to secure the prompt payment and performance to Agent and Lenders of the Obligations, Holdings hereby confirms its assignment, pledge and grant to Agent of a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. Nothing in this paragraph 3 or in this Amendment shall limit or reduce any of the agreements, liabilities or obligations of Holdings in any capacity under the Loan Agreement or Other Documents immediately prior to the effectiveness of this Amendment or under any applicable law.

4. Amendment. Subject to satisfaction of the conditions precedent set forth in 5 below, the Loan Agreement is hereby amended as follows:

(a) Section 1.2 of the Loan Agreement is hereby amended by amending the following defined term to provide as follows:

“Issuer” shall mean any Acceptable Issuer who issues a Letter of Credit and/or accepts drafts pursuant to the terms thereof.

(b) Section 1.2 of the Loan Agreement is hereby amended by adding the following defined term in its appropriate alphabetical order to provide as follows:

“Acceptable Issuer” shall mean (x) Agent or any Lender designated by Agent or (y) General Motors Acceptance Corporation or any other financial institution designated by Agent.

(c) Section 7.3 of the Loan Agreement is hereby amended and restated as follows:

“Guarantees. Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3, (b) unsecured guarantees by Holdings of the trade payables of any Borrower in the ordinary course of business, consistent with past practices, (c) unsecured guarantees (other than those described in clause (b) above) made in the ordinary course of business up to an aggregate amount of $100,000 outstanding at any time for all Loan Parties, (e) the endorsement of checks in the ordinary course of business, (f) guarantees by Loan Parties of the Senior Note Obligations, (g) guarantees by Loan Parties of the Subordinated Notes, (h) standard contractual indemnities and warranties consistent with the Loan Parties’ past practice and (i) guarantees by the Loan Parties of Indebtedness permitted to be incurred by other Loan Parties hereunder.”

(d) Section 7.6 of the Loan Agreement is hereby amended by deleting clause (ii) therefrom.

(e) Loan Party’s notice information contained in Section 17.6 of the Loan Agreement is hereby amended in its entirety to provide as follows:

“ (C) If to any Loan Party:	EDGEN MURRAY CORPORATION
18444 Highland Road
Baton Rouge, Louisiana 70809
	Attention:	David L. Laxton, III
	Telephone:	(225) 756-7223
	Facsimile:	(225) 756-7953”

(f) All references in the Loan Agreement to Edgen Carbon, Edgen Alloy and Sub-Holdings shall hereafter be deleted.

(g) All Schedules to the Loan Agreement are hereby deleted and replaced with the Schedules attached hereto as Exhibit A.

5. Conditions of Effectiveness. This Amendment shall become effective upon the satisfaction (or waiver in writing) of each of the following conditions (and to the extent of documents and agreements, each in form and substance satisfactory to Agent):

(a) Agent’s receipt of four (4) copies of this Amendment duly executed by each Loan Party, Agent and Lenders;

(b) Agent’s receipt of one copy of the Merger Agreement (in form and substance satisfactory to Agent) duly executed by Edgen Carbon, Edgen Alloy, Sub-Holdings and Holdings;

(c) Agent’s receipt of a certificate from the secretary or an assistant secretary of Holdings evidencing the incumbency of all officers who are authorized to sign this

Amendment and any Other Documents on behalf of Holdings, and attaching (i) Holdings’ certificate of incorporation and by-laws and all amendments thereto, and (ii) a copy of the resolutions, in form and substance reasonably satisfactory to Agent, of the board of directors of Holdings authorizing the execution, delivery and performance of this Amendment and the transactions contemplated herein;

(d) Agent’s receipt of all information deemed necessary by Agent for Administrative Agent to file UCC-3 amendments naming Holdings as debtor, with respect to all assets of Holdings; and

(e) Agent’s receipt of such other certificates, instruments, documents and agreements as may be reasonably required by Agent or its counsel, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

6. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment constitutes, and the Loan Agreement continues to constitute, legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, such Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) Such Loan Party has no defense, counterclaim or offset with respect to the Loan Agreement.

(e) Murray International Metals, Inc. was merged with and into Edgen Carbon on September 30, 2006 (the “Murray Merger”).

7. Additional Representations and Warranties of Holdings. Holdings hereby further represents and warrants as follows:

(a) Upon the effectiveness of this Amendment, all covenants, representations and warranties made in the Loan Agreement shall be deemed to have been made by Holdings as of the effective date of this Amendment.

(b) Holdings has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder, under the Loan Agreement and the Other Documents. The execution, delivery and performance of this Amendment and the transactions contemplated herein (i) are within Holdings’ corporate powers, have been duly authorized, are not in contravention of the terms of Holdings’ certificate of incorporation, by-laws or other applicable documents relating to Holdings’ formation and (ii) will not (A) conflict with applicable law, (B) conflict with, result in any breach in any of the provisions of or constitute a default under any material agreement or undertaking to which Holdings is a party or by which Holdings is bound (except that certain leases, including leases for locations where landlord waivers have been obtained, require Consent) and (C) result in the creation of any Lien except Permitted Encumbrances upon any asset of Holdings under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which Holdings is a party or by which Holdings or its property may be bound except for any conflict, breach or default under clause (A) and (B) of this clause (ii) which could not reasonably be expected to have a Material Adverse Effect.

(c) Holdings is duly organized and in good standing under the laws of the State of Nevada and is qualified to do business and is in good standing in such states which constitute all states in which qualification and good standing are necessary for Holdings to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Holdings has delivered to the Agent true and complete copies of its certificate of incorporation and by-laws, and will promptly notify the Agent of any amendment or changes thereto. Holdings’ exact name is set forth in the first paragraph to this Amendment and after the Name Change, Holdings exact name shall be “EDGEN MURRAY CORPORATION”.

(d) Holdings has obtained any consent of Senior Note Agent to (i) the Merger and (ii) the Name Change, in each case required under the Senior Note Agreement or any of the other Senior Note Documents on or prior to the effectiveness thereof. All lessors and landlords of the Loan Parties have received due notice of the Merger and the Name Change. All conditions to the effectiveness of the Merger and the Name Change have been satisfied, except for the effectiveness of this Amendment.

8. Consummation of Merger and Name Change. By the respective signatures below, the Loan Parties agree to deliver to Agent evidence satisfactory to Agent of the consummation of the Merger and the Name Change within seven (7) Business Day of the date hereof. In the event that such evidence is not delivered to Agent within such time period, the consent set forth in paragraph 2 of this Amendment shall be null and void.

9. Effect on the Loan Agreement.

(a) Upon the effectiveness of Sections 2, 3, and 4 above, each reference in the (x) Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (y) Other Documents to the “Loan and Security Agreement” or otherwise to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

(b) The Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith, except as expressly provided herein.

10. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

EDGEN CORPORATION (t/b/k/a EDGEN MURRAY CORPORATION)

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary, Chief Financial Officer, Executive Vice President and Treasurer

EDGEN CARBON PRODUCTS GROUP, L.L.C.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

EDGEN ALLOY PRODUCTS GROUP, L.L.C.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

EDGEN LOUISIANA CORPORATION,

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

GMAC COMMERCIAL FINANCE LLC, as Agent

By:	/s/ Frank DiCegli
Name:	Frank DiCegli
Title:	Director

CF BLACKBURN LLC, as Lender

By:	GMAC Commercial Finance, as Servicer

By:	/s/ Frank DiCegli
Name:	Frank DiCegli
Title:	Director

BY ITS SIGNATURE BELOW, EDGEN MURRAY CANADA INC.

HEREBY (I) ACKNOWLEDGES THE FOREGOING

AMENDMENT AND THE MERGER AND NAME CHANGE

DESCRIBED THEREIN; AND (II) ACKNOWLEDGES THAT

AS THE RESULT OF THE MERGER THE HOLDER

(SUBJECT TO THE LIEN OF AGENT) OF

THE TERM INTERCOMPANY NOTE IS HOLDINGS

EDGEN MURRAY CANADA INC.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary